EXHIBIT 99.4

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

Dominion Virginia Power
Electric Distribution
Operating revenue	$1,210	$284	$314	$294	$318

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	398	107	97	94	99
Depreciation, depletion and amortization	278	71	70	69	68
Other	43	11	10	9	12

Earnings including noncontrolling interests before interest and taxes	$491	$95	$137	$121	$138

Electric Transmission
Operating revenue	$302	$86	$74	$70	$72

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	119	37	30	25	27
Depreciation, depletion and amortization	42	12	11	11	9
Other	(21)	(6)	(5)	(5)	(5)

Earnings including noncontrolling interests before interest and taxes	$162	$43	$38	$40	$41

Dominion Retail
Operating revenue	$1,770	$493	$298	$316	$662

Expenses:
Commodity purchases	1,526	414	249	275	589
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	85	24	20	21	20
Depreciation, depletion and amortization	21	3	7	6	5
Other	8	2	2	2	3

Earnings including noncontrolling interests before interest and taxes	$130	$51	$20	$14	$46

Segment Eliminations
Operating revenue	$0	$0	$0	$0	$0

Expenses:
Commodity purchases	0	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	0	0	0	0	0
Depreciation, depletion and amortization	0	0	0	0	0
Other	0	0	0	0	0

Earnings including noncontrolling interests before interest and taxes	$0	$0	$0	$0	$0

Dominion Virginia Power Total
Operating revenue	$3,281	$863	$686	$680	$1,052

Expenses:
Commodity purchases	1,527	414	249	275	589
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	602	168	148	140	146
Depreciation, depletion and amortization	341	85	88	86	82
Other	27	7	6	4	10

Earnings including noncontrolling interests before interest and taxes	784	189	195	175	225
Interest and related charges	159	39	42	39	39
Income taxes	233	56	56	52	69
Noncontrolling interests	8	2	2	2	2

Operating earnings contribution	$384	$92	$95	$82	$115
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Operating earnings per share contribution	$0.65	$0.15	$0.16	$0.14	$0.20

Notes:

- Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

- Other = Other Taxes - Other Income

- Operating segment contribution to operating earnings equals contribution to GAAP earnings

- Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

Dominion Energy
Gas Distribution (DEO & HGI)[1]
Operating revenue	$1,208	$294	$133	$187	$594

Expenses:
Commodity purchases	513	107	33	60	313
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	369	100	61	72	135
Depreciation, depletion and amortization	61	16	15	15	15
Other	100	29	11	15	44

Earnings including noncontrolling interests before interest and taxes	$165	$42	$12	$23	$87

Gas Transmission
Operating revenue	$1,036	$277	$246	$257	$256

Expenses:
Commodity purchases	67	16	17	20	13
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	279	84	67	63	65
Depreciation, depletion and amortization	120	31	30	30	29
Other	27	8	8	6	6

Earnings including noncontrolling interests before interest and taxes	$542	$138	$123	$137	$144

Producer Services
Operating revenue	$1,633	$409	$362	$364	$499

Expenses:
Commodity purchases	1,529	373	348	358	450
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	22	7	5	4	6
Depreciation, depletion and amortization	1	0	0	0	0
Other	(5)	(1)	(1)	(2)	(2)

Earnings including noncontrolling interests before interest and taxes	$86	$30	$9	$2	$44

E&P
Operating revenue	$315	$80	$69	$70	$95

Expenses:
Commodity purchases	1	0	0	0	0
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	69	19	18	16	16
Depreciation, depletion and amortization	76	17	16	16	26
Other	12	4	0	3	4

Earnings including noncontrolling interests before interest and taxes	$158	$40	$34	$34	$49

[Dominion Energy continued on following page]

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

Dominion Energy (cont’d)
Segment Eliminations[1]
Operating revenue	($381)	($98)	($95)	($93)	($95)

Expenses:
Commodity purchases	(377)	(97)	(94)	(92)	(94)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(4)	(1)	(1)	(1)	(1)
Depreciation, depletion and amortization	0	0	0	0	0
Other	0	0	0	0	0

Earnings including noncontrolling interests before interest and taxes	$0	$0	$0	$0	$0

Dominion Energy Total[1]
Operating revenue	$3,810	$962	$714	$785	$1,349

Expenses:
Commodity purchases	1,733	400	305	347	682
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	735	209	150	155	220
Depreciation, depletion and amortization	258	64	62	62	71
Other	135	39	18	24	53

Earnings including noncontrolling interests before interest and taxes	949	250	179	197	323
Interest and related charges	113	28	28	29	28
Income taxes	319	77	57	66	118
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	$517	$145	$94	$102	$177
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Operating earnings per share contribution	$0.87	$0.25	$0.16	$0.17	$0.30

1)	Our 2009 income statements have been recast due to Dominion management’s decision to retain Hope Gas, Inc. as part of Dominion Energy.

Notes:

- Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

- Other = Other Taxes - Other Income

- Operating segment contribution to operating earnings equals contribution to GAAP earnings

- Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

Dominion Generation
Utility Generation
Operating revenue	$5,552	$1,196	$1,563	$1,321	$1,473

Expenses:
Commodity purchases	2,835	624	739	684	789
Purchased electric capacity	409	101	95	105	108
Other operations and maintenance	1,021	296	219	273	233
Depreciation, depletion and amortization	320	80	81	79	80
Other	61	6	11	22	22

Earnings including noncontrolling interests before interest and taxes	$908	$89	$418	$158	$243

Merchant Generation
Operating revenue	$3,199	$737	$813	$793	$855

Expenses:
Commodity purchases	792	191	186	198	216
Purchased electric capacity	2	1	1	0	0
Other operations and maintenance	915	281	216	213	205
Other	39	16	1	9	13

Earnings before interest, taxes and DD&A	$1,451	$248	$409	$373	$421
Depreciation, depletion and amortization	172	54	38	40	40

Earnings including noncontrolling interests before interest and taxes	$1,277	$194	$371	$333	$379

Dominion Generation Total
Operating revenue	$8,751	$1,933	$2,376	$2,114	$2,328

Expenses:
Commodity purchases	3,627	815	925	882	1,005
Purchased electric capacity	411	102	96	105	108
Other operations and maintenance	1,936	577	435	486	438
Depreciation, depletion and amortization	492	134	119	119	120
Other	100	22	12	31	35

Earnings including noncontrolling interests before interest and taxes	2,185	283	789	491	622
Interest and related charges	201	48	50	54	49
Income taxes	694	49	278	165	202
Noncontrolling interests	9	3	2	2	2

Operating earnings contribution	$1,281	$183	$459	$270	$369
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Operating earnings per share contribution	$2.16	$0.31	$0.77	$0.46	$0.63

Notes:

- Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

- Other = Other Taxes - Other Income

- Operating segment contribution to operating earnings equals contribution to GAAP earnings

- Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

THIS SCHEDULE PRESENTS GAAP MEASURES OF REPORTED NET INCOME ATTRIBUTABLE TO DOMINION.
PLEASE REFER TO THE FOLLOWING PAGE FOR THE OPERATING EARNINGS EQUIVALENT OF THIS SCHEDULE.

Corporate and Other[1]
Operating revenue	653	(161)	205	220	389

Expenses:
Commodity purchases	395	185	14	35	161
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	1,270	345	207	91	628
Depreciation, depletion and amortization	48	32	5	5	5
Other	(70)	(32)	(83)	(49)	95

Earnings including noncontrolling interests before interest and taxes	(990)	(691)	62	138	(500)
Interest and related charges	539	148	127	128	135
Income taxes	(634)	(410)	(12)	10	(222)
Noncontrolling interests	0	0	0	0	0

Corporate contribution to reported earnings	($895)	($429)	($53)	$0	($413)
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Corporate reported earnings per share	($1.51)	($0.72)	($0.09)	($0.01)	($0.71)

Total Segment Eliminations and Adjustments[1]
Operating revenue	(1,364)	(342)	(333)	(349)	(340)

Expenses:
Commodity purchases	(616)	(144)	(141)	(172)	(159)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(748)	(198)	(192)	(177)	(181)
Depreciation, depletion and amortization	0	0	0	0	0
Other	118	28	29	30	31

Earnings including noncontrolling interests before interest and taxes	(118)	(28)	(29)	(30)	(31)
Interest and related charges	(118)	(28)	(29)	(30)	(31)
Income taxes	0	0	0	0	0
Noncontrolling interests	0	0	0	0	0

Segment Eliminations contribution to reported earnings	$0	$0	$0	$0	$0
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Segment Eliminations reported earnings per share	$0.00	$0.00	$0.00	$0.00	$0.00

Dominion Total
Operating revenue	15,131	3,255	3,648	3,450	4,778

Expenses:
Commodity purchases	6,666	1,670	1,351	1,366	2,279
Purchased electric capacity	411	102	96	105	108
Other operations and maintenance	3,795	1,100	748	697	1,250
Depreciation, depletion and amortization	1,139	315	274	271	279
Other taxes	491	118	107	109	157

Total operating expenses	12,502	3,305	2,576	2,548	4,073

Income from Operations	2,629	(50)	1,072	902	705
Other income (loss)	181	54	123	70	(66)

Income including noncontrolling interests before interest and taxes	2,810	4	1,195	972	639
Interest and related charges	894	236	217	221	220
Income taxes	612	(228)	380	293	167
Noncontrolling interests	17	5	4	4	4

Net Income attributable to Dominion	1,287	(9)	594	454	248
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Consolidated reported earnings per share	$2.17	($0.01)	$1.00	$0.76	$0.42

1)	Our 2009 income statements have been recast due to Dominion management's decision to retain Hope Gas, Inc. as part of Dominion Energy.

Notes:

- Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

- Other = Other Taxes - Other Income

- Figures may not add due to rounding

Dominion

Unaudited Supplemental Summary of 2009 Operating Earnings

(millions, except per share amounts)

	Year Ended 12/31/09	Quarter ended 12/31/09	Quarter ended 09/30/09	Quarter ended 06/30/09	Quarter Ended 03/31/09

THIS SCHEDULE PRESENTS MEASURES OF OPERATING EARNINGS THAT EXCLUDE CERTAIN ITEMS THAT ARE INCLUDED IN GAAP. PLEASE REFER TO THE PRECEDING PAGE FOR THE GAAP EQUIVALENT OF THIS SCHEDULE.

Corporate and Other[1]
Operating revenue	$683	$181	$171	$161	$170

Expenses:
Commodity purchases	4	1	1	1	1
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	681	181	172	172	156
Depreciation, depletion and amortization	29	8	7	7	7
Other	(117)	(34)	(32)	(32)	(18)

Earnings including noncontrolling interests before interest and taxes	86	25	23	13	24
Interest and related charges	533	145	126	128	134
Income taxes	(207)	(74)	(46)	(65)	(23)
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	($240)	($46)	($57)	($50)	($87)
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Operating earnings per share contribution	($0.41)	($0.08)	($0.10)	($0.09)	($0.15)

Total Segment Eliminations and Adjustments[1]
Operating revenue	($1,283)	($323)	($317)	($334)	($309)

Expenses:
Commodity purchases	(537)	(126)	(126)	(158)	(128)
Purchased electric capacity	0	0	0	0	0
Other operations and maintenance	(746)	(197)	(191)	(176)	(181)
Depreciation, depletion and amortization	0	0	0	0	0
Other	118	28	29	30	31

Earnings including noncontrolling interests before interest and taxes	(118)	(28)	(29)	(30)	(31)
Interest and related charges	(118)	(28)	(29)	(30)	(31)
Income taxes	0	0	0	0	0
Noncontrolling interests	0	0	0	0	0

Operating earnings contribution	$0	$0	$0	$0	$0
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Operating earnings per share contribution	$0.00	$0.00	$0.00	$0.00	$0.00

Dominion Total[1]
Operating revenue	$15,242	$3,617	$3,630	$3,406	$4,589

Expenses:
Commodity purchases	6,354	1,506	1,353	1,347	2,149
Purchased electric capacity	411	102	96	105	107
Other operations and maintenance	3,208	937	714	777	780
Depreciation, depletion and amortization	1,120	290	276	273	280
Other	262	63	34	58	109

Earnings including noncontrolling interests before interest and taxes	3,887	719	1,157	846	1,164
Interest and related charges	889	232	217	220	219
Income taxes	1,039	108	346	218	367
Noncontrolling interests	17	5	4	4	4

Consolidated operating earnings	$1,942	$374	$590	$404	$574
Average shares outstanding, diluted	593.7	598.1	596.3	594.0	585.7

Consolidated operating earnings per share	$3.27	$0.63	$0.99	$0.68	$0.98

1)	Our 2009 income statements have been recast due to Dominion management's decision to retain Hope Gas, Inc. as part of Dominion Energy.

Notes:

- Commodity purchases = Electric fuel and other energy-related purchases + Purchased gas

- Other = Other Taxes - Other Income

- Figures may not add due to rounding